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                                                                    EXHIBIT 10.1



                      CRESCENT REAL ESTATE EQUITIES COMPANY


                     (a Texas real estate investment trust)


                           PLACEMENT AGENCY AGREEMENT







Dated:  April 22, 2002


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                      CRESCENT REAL ESTATE EQUITIES COMPANY

                     (a Texas real estate investment trust)

                           PLACEMENT AGENCY AGREEMENT

                                                                  April 22, 2002

Merrill Lynch & Co.
Merrill Lynch, Pierce, Fenner & Smith
            Incorporated
4 World Financial Center, 26th Floor
New York, New York  10080

Ladies and Gentlemen:

         Crescent Real Estate Equities Company, a Texas statutory real estate investment trust (the "Company"), confirms its agreement with Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch" or the "Placement Agent"), to act as placement agent for the Company, as set forth in this agreement (the "Agreement") with respect to the issue and sale by the Company and the purchase by Cohen & Steers Capital Management, Inc., a New York corporation, on behalf of the client accounts set forth on Schedule A to the Purchase Agreement (the "Purchase Agreement") between them and the Company dated as of April 22, 2002 (each a "Purchaser" and collectively the "Purchasers"), of an aggregate of 2,800,000 shares of the Company's 6 3/4% Series A Convertible Cumulative Preferred Shares of Beneficial Interest, $.01 par value per share of the Company (the "Securities").

         It is contemplated that the Securities will be issued by the Company with a purchase price of $18.00 per share and an aggregate purchase price of $50,400,000. In acting as the Placement Agent, Merrill Lynch will seek to place the securities with the Purchasers on a reasonable best efforts basis, acting as the Company's agent and not as a principal in the placement of the Securities. Merrill Lynch may separately engage, at its own expense and with the prior approval of the Company, sub-agents as it may deem necessary or appropriate.

         The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (No. 333-38071) covering the registration of the Securities under the Securities Act of 1933, as amended (the "1933 Act"), which registration statement was declared effective by the Commission in October 1997. Promptly after execution and delivery of this Agreement, the Company will prepare and file a prospectus supplement in accordance with the provisions of paragraph (b) of Rule 424 ("Rule 424(b)") of the rules and regulations of the Commission under the 1933 Act (the "1933 Act Regulations"). Such registration statement, including the exhibits thereto, schedules thereto, if any, and the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the 1933 Act, as of the date of this Agreement, is herein called the "Registration Statement." Any registration statement filed pursuant to Rule 462(b) of the 1933 Act Regulations is herein referred to as the "Rule 462(b) Registration Statement," and after such filing the term "Registration Statement" shall include the Rule 462(b) Registration Statement. The final prospectus, including the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the 1933 Act, in the form first furnished to the Placement Agent for use in connection with the offering is herein called the "Prospectus." For purposes of this Agreement, all references to the Registration Statement, the Prospectus or any amendment or supplement to any of the foregoing shall be deemed to include the copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system ("EDGAR").


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         All references in this Agreement to financial statements and schedules and other information which is "contained," "included" or "stated" in the Registration Statement or the Prospectus (or other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which is incorporated by reference in the Registration Statement or the Prospectus, as the case may be; and all references in this Agreement to amendments or supplements to the Registration Statement or the Prospectus shall be deemed to mean and include the filing of any document under the Securities Exchange Act of 1934, as amended (the "1934 Act"), which is incorporated by reference in the Registration Statement or the Prospectus, as the case may be.

         As used herein, (i) the term "Subsidiary" means a corporation, limited liability company, partnership or other entity a majority of the outstanding voting stock, partnership or membership interests or other similar interests, as the case may be, of which is owned or controlled, directly or indirectly, by the Company, Crescent Real Estate Equities Limited Partnership, a Delaware limited partnership (the "Operating Partnership"), or by one or more other Subsidiaries of the Company or the Operating Partnership, and (ii) the term "Significant Subsidiary" means any Subsidiary meeting the conditions of Rule 1-02(w) of Regulation S-X under the 1934 Act (excluding CRE Management XI, LLC and Crescent Real Estate Funding XI, L.P., as a result of the sale of all property owned by Crescent Real Estate Funding XI, L.P. in late 2001, which are as of the date hereof no longer significant subsidiaries).

         (a) Representations and Warranties by the Company and the Operating Partnership. Each of the Company and the Operating Partnership represents and warrants to the Placement Agent as of the date hereof, and as of the Closing Time referred to in Section 2(b) hereof, and agrees with the Placement Agent, as follows:

                  (i) The Registration Statement and the Prospectus, at the time the Registration Statement became effective and as of the date hereof, complied, and at the Closing Time will comply, in all material respects, with the requirements of the 1933 Act and the 1933 Act Regulations; the Registration Statement, at the time the Registration Statement became effective and as of the date hereof, did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Prospectus, as of the date hereof, does comply, and at the Closing Time will comply, in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations, and as of the date hereof does not, and as of the Closing Date will not, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this paragraph shall not apply to statements in or omissions from the Registration Statement or the Prospectus made in reliance upon and in conformity with written information furnished to the Company through you specifically for inclusion in the Registration Statement or the Prospectus.

                  (ii) No stop order suspending the effectiveness of the Registration Statement or any part thereof has been issued, and no proceeding for that purpose has been instituted or, to the knowledge of the Company or the Operating Partnership, threatened by the Commission or by the state securities authority of any jurisdiction. No order preventing or suspending the use of the Prospectus has been issued, and no proceeding for that purpose has been instituted or, to the knowledge of the Company or the Operating Partnership, threatened by the Commission or by the state securities authority of any jurisdiction.

                  (iii) To the knowledge of the Company and the Operating Partnership, Arthur Andersen LLP, who has certified certain financial statements of the Company and its


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         consolidated subsidiaries, are independent public accountants with respect to the Company and its consolidated subsidiaries within the meaning of Rule 101 of the Code of Professional Conduct of the American Institute of Certified Public Accountants and its interpretations and rulings thereunder.

                  (iv) The financial statements and the related notes thereto included or incorporated by reference in the Prospectus present fairly the financial position of the Company and its consolidated subsidiaries as of the dates indicated and the results of their operations and the changes in their cash flows for the periods specified; such financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods covered thereby; the other financial information included or incorporated by reference in the Prospectus has been derived from the accounting records of the Company and its consolidated subsidiaries and presents fairly the information shown thereby except as otherwise noted therein or in the Prospectus; and the pro forma financial information and the related notes thereto incorporated by reference in the Prospectus has been prepared in a manner consistent with generally accepted accounting principles, and the principal assumptions underlying such pro forma financial information are reasonable and are incorporated by reference in the Prospectus.

                  (v) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, except as otherwise stated therein, (A) there has been no material adverse change in the condition, financial or otherwise, or in the earnings, assets, business affairs or business prospects of the Company, the Operating Partnership and the Subsidiaries, considered as one enterprise (a "Material Adverse Effect"), whether or not arising in the ordinary course of business, (B) no material casualty loss or material condemnation or other material adverse event with respect to any real property or improvements thereon owned or leased by any of the Company, the Operating Partnership or any of their Subsidiaries, including any property underlying indebtedness held by the Company (each individually a "Property" and collectively, the "Properties"), the Operating Partnership or any of their Subsidiaries, has occurred that is material to the Company, the Operating Partnership and the Subsidiaries considered as one enterprise, (C) there have been no acquisitions or other transactions entered into by the Company, the Operating Partnership or any Subsidiary other than those in the ordinary course of business that are material with respect to such entities, considered as one enterprise, or would result in any inaccuracy in the representations contained in Section 1(a)(iv) above, (D) except for regular quarterly dividends or distributions on the common shares of beneficial interest, $0.01 par value per share of the Company ("Common Shares"), the preferred shares of beneficial interest, $0.01 par value per share of the Company ("Preferred Shares"), units of limited partnership interest of the Operating Partnership ("Units") and preferred units of limited partnership interest of the Operating Partnership ("Preferred Units"), there has been no dividend or distribution of any kind declared, paid or made by the Company, or by the Operating Partnership with respect to its partnership interests, and (E) there has been no change in the capital stock of the Company or its Subsidiaries or the partnership interests of the Operating Partnership, or any increase in the indebtedness of the Company, the Operating Partnership or the Subsidiaries that is material to such entities, considered as one enterprise.

                  (vi) The Company has been duly formed as a real estate investment trust under the laws of the State of Texas, is duly qualified to do business and is in good standing in each jurisdiction in which its ownership or lease of property or the conduct of its business requires such qualification, and has all power and authority necessary to own or hold its properties and to conduct the business in which it is engaged, except where the failure to be so qualified or have such power or authority would not, individually or in the aggregate, have a Material Adverse


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         Effect. According to the County Clerk of Tarrant County, Texas, the
         Restated Declaration of Trust of the Company is recorded in Volume 12645, beginning at Page 1811, in the records of the County Clerk, and the Articles of Amendment to the Restated Declaration of Trust, as amended, is recorded in Volume 15194, beginning at Page 311, in the records of the County Clerk (together, the "Declaration of Trust").

                  (vii) The Subsidiaries, including the Operating Partnership, have been duly organized and are validly existing and in good standing under the laws of their respective jurisdictions of organization, are duly qualified to do business and are in good standing in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification, and have all power and authority necessary to own or hold their respective properties and to conduct the businesses in which they are engaged, except where the failure to be so qualified or have such power or authority would not, individually or in the aggregate, have a Material Adverse Effect. Except for subsidiaries omitted from
         Exhibit 21.01 to the Company's annual report on Form 10-K for the fiscal year ended December 31, 2001 (including any amendments thereto, the "Form 10-K") as permitted by the Exchange Act and the rules and regulations of the Commission thereunder, rules, the only subsidiaries of the Company are those listed on such Schedule 21.01 and Crescent Finance Company. The Subsidiaries listed in Schedule 1 to this Agreement are the only Significant Subsidiaries of the Company and the Operating Partnership. The Company and the Operating Partnership have full right, power and authority to execute and deliver this Agreement and, with respect to the Company only, the Securities, the Statement of Designation for the 2,800,000 Securities (the "Statement of Designation") and the Purchase Agreement (collectively, the "Transaction Documents") and to perform their obligations hereunder and thereunder.

                  (viii) The Second Amended and Restated Agreement of Limited Partnership of the Operating Partnership, as amended (the "Partnership Agreement"), is a valid and binding agreement enforceable in accordance with its terms. At Closing Time (as hereinafter defined), Crescent Real Estate Equities, Ltd., a Delaware corporation ("CGP, Inc."), a wholly owned subsidiary of the Company, will be the sole general partner of the Operating Partnership and will be the holder of one percent (1%) of the interests in the Operating Partnership.

                  (ix) Each of the partnership agreements, limited liability company agreements, or other, similar instruments to which the Company or any of its Subsidiaries is a party has been duly authorized, executed and delivered by the parties thereto and constitutes the valid agreement thereof, enforceable in accordance with its terms. All of the issued and outstanding shares of capital stock of each of the corporate Subsidiaries have been duly authorized and validly issued and are fully paid and non-assessable. All of the shares of capital stock or limited partnership or equity interests, as the case may be, of each of the Subsidiaries owned by the Company, the Operating Partnership or the Subsidiaries are free and clear of all liens, charges and encumbrances, except that (i) the partnership interests in Crescent Real Estate Funding I, L.P. and Crescent Real Estate Funding II, L.P. are pledged as collateral under the Fleet I and II Term Loan (as described in the Form 10-K), and (ii) the partnership interests in Crescent Spectrum Center, L.P. and the equity interests in its general partners are pledged as collateral under the Mezzanine portion of the Deutsche Bank
         - CMBS Loan (as described in the Form 10-K).

                  (x) The authorized, issued and outstanding beneficial interests in the Company are as set forth in the Prospectus (except for subsequent issuances, if any, pursuant to clauses (A) and (B) below); and all of such beneficial interests have been duly authorized, are validly issued, fully paid and non-assessable and have been offered and sold in compliance with all applicable laws (including, without limitation, federal securities laws). No shares of capital stock of the


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         Company are reserved for any purpose except in connection with: (A) the incentive compensation plans of the Company as described in the Registration Statement, (B) the possible issuance of Common Shares upon the exchange of Units, including Units to be issued upon exercise of existing options to acquire Units, pursuant to the Partnership Agreement, (C) the possible issuance of Common Shares upon exercise of an existing option to acquire up to 217,530 Common Shares, (D) the possible issuance of up to 664,294 Common Shares upon the exchange of a portion of a partnership interest in Desert Mountain Properties Limited Partnership, for which sufficient Common Shares have been reserved for possible future issuance, and (E) the possible issuance of Common
         Shares upon conversion of the outstanding 6 3/4% Series A Cumulative Convertible Preferred Shares. Except for (A) Units, (B) Common Shares issuable upon the exercise of options for Common Shares, (C) Units issuable upon the exercise of options for Units and Common Shares issuable upon exchange of Units for Common Shares, (D) Common Shares issuable upon conversion of the outstanding 6 3/4% Series A Cumulative Convertible Preferred Shares and (E) up to 664,294 Common Shares upon the exchange of a portion of a partnership interest in Desert Mountain Properties Limited Partnership, there are no outstanding securities convertible into or exchangeable for any beneficial interests in the Company and no outstanding options, rights (preemptive or otherwise) or warrants to purchase or to subscribe for such interests or any other securities of the Company.

                  (xi) The Securities have been duly authorized for issuance and sale to the Purchasers and, when issued and delivered by the Company pursuant to the Purchase Agreement, following filing with the County Clerk of Tarrant County, Texas of the Statement of Designation and against payment of the consideration set forth herein, will be validly issued, fully paid and non-assessable. The Securities will be offered and sold at Closing Time in compliance with all applicable laws (including, without limitation, federal securities laws). The terms of the Securities conform to all statements and descriptions related thereto contained in the Prospectus. The form of the certificates used to evidence the Securities are due and proper form and comply with all applicable legal requirements. The issuance of the Securities is not subject to any preemptive or other similar rights and, except as summarized in the Prospectus and set forth in the Declaration of Trust, the Statement of Designation or the Company's Amended and Restated Bylaws, as amended (the "Bylaws"), there are no restrictions on the voting or transfer of the Securities pursuant to the Company's Declaration of Trust, Statement of Designation or Bylaws or any agreement or other instrument.

                  (xii) The Common Shares issuable upon conversion of the Securities will have been duly authorized and reserved for issuance upon such conversion and such shares, when issued upon such conversion or exercise, will be duly authorized, validly issued, fully paid and non-assessable. The terms of the Common Shares issuable upon conversion of the Securities conform to all statements and descriptions related thereto contained in the Prospectus. The form of the certificates used to evidence the Common Shares issuable upon conversion of the Securities are due and proper form and comply with all applicable legal requirements. The issuance of the Common Shares issuable upon conversion of the Securities is not subject to any preemptive or other similar rights and, except as summarized in the Prospectus and set forth in the Declaration of Trust, the Statement of Designation or the Bylaws, there are no restrictions on the voting or transfer of the Common Shares issuable upon conversion of the Securities pursuant to the Company's Declaration of Trust, Statement of Designation or Bylaws or any agreement or other instrument.

                  (xiii) The authorized, issued and outstanding Units are as set forth in the Registration Statement and Prospectus except to the extent of changes due to the conversion of Units to Common Shares or the exercise of existing options to acquire Units. All of the Units outstanding


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         at Closing Time were duly authorized for issuance by the Operating
         Partnership and are validly issued and fully paid. The Units were offered and sold in compliance with all applicable laws (including, without limitation, federal and state securities laws). Except as summarized in the Prospectus or set forth in the Partnership Agreement, there are no preemptive or other rights to subscribe for or to purchase, nor any restriction upon the voting or transfer of, any Units pursuant to the Partnership Agreement or any other instrument. The terms of the Units conform to all statements and descriptions related thereto contained in the Prospectus.

                  (xiv) None of the Company, the Operating Partnership or any of the Subsidiaries is (i) in violation of its charter, by-laws, partnership agreements, declarations of trust or similar organizational documents; (ii) in default in any material respect, and no event has occurred that, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company, the Operating Partnership or any of the Subsidiaries is a party or by which the Company, the Operating Partnership or any of the Subsidiaries is bound or to which any of the property or assets of the Company, the Operating Partnership or any of the Subsidiaries is subject; or (iii) in violation of any law or statute or any judgment, order or regulation of any court or arbitrator or governmental or regulatory authority, except, in the case of clauses (ii) and (iii) above, for any such default or violation that would not, individually or in the aggregate, have a Material Adverse Effect.

                  (xv) The execution, delivery and performance by the Company or the Operating Partnership of each of the Transaction Documents to which each is a party, the issuance and sale of the Securities and compliance by the Company and the Operating Partnership with the terms thereof and the consummation of the transactions contemplated by the Transaction Documents will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company, the Operating Partnership or any of the Subsidiaries pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company, the Operating Partnership or any of the Subsidiaries is a party or by which the Company, the Operating Partnership or any of the Subsidiaries is bound or to which any of the property or assets of the Company, the Operating Partnership or any of the Subsidiaries is subject, (ii) result in any violation of the provisions of the charter, by-laws, partnership agreements, declarations of trust or similar organizational documents of the Company, the Operating Partnership or any of the Subsidiaries, except that any violation of the Preferred Shares Ownership Limit or Common Shares Ownership Limit (as such terms are defined in the Declaration of Trust) because of the issuance of the Securities to any Purchaser, has been waived, or will be waived prior to the Closing Time, by the Company's Board of Trust Managers as permitted by the Declaration of Trust, or (iii) result in the violation of any law or statute or any judgment, order or regulation of any court or arbitrator or governmental or regulatory authority, except, in the case of clauses (i) and (iii) above, for any such conflict, breach or violation that would not, individually or in the aggregate, have a Material Adverse Effect.

                  (xvi) Except as described in the Prospectus, there are no legal, governmental or regulatory investigations, actions, suits or proceedings pending to which the Company, the Operating Partnership or any of the Subsidiaries is or may be a party or to which any property of the Company, the Operating Partnership or any of the Subsidiaries is or may be the subject that, individually or in the aggregate, if determined adversely to the Company or any of its subsidiaries, could reasonably be expected to have a Material Adverse Effect; and to the knowledge of the Company and the Operating Partnership, no such investigations, actions, suits


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         or proceedings are threatened or contemplated by any governmental or regulatory authority or threatened by others.

                  (xvii) The Company qualified as a real estate investment trust under the Internal Revenue Code of 1986, as amended (the "Code"), with respect to all of its taxable years commencing with the taxable years ended December 31, 1994 and is organized in conformity with the requirements for qualification as a real estate investment trust, and its manner of operation has enabled it to meet the requirements for qualification as a real estate investment trust as of the date of the Prospectus, and its current and proposed manner of operation will enable it to meet the requirements for qualification and taxation as a real estate investment trust for its current and future taxable years.

                  (xviii) None of the Company, the Operating Partnership nor any of the Subsidiaries is, and after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in Prospectus none of them will be, an "investment company" or an entity "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission thereunder (collectively, the "1940 Act").

                  (xix) The Company, the Operating Partnership and each of the Subsidiaries own or possess adequate rights to use all material patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights, licenses and know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) necessary for the conduct of their respective businesses; and the conduct of their respective businesses will not conflict in any material respect with any such rights of others, and the Company, the Operating Partnership and the Subsidiaries have not received any notice of any claim of infringement of or conflict with any such rights of others.

                  (xx) No consent, approval, authorization, order, registration or qualification of or with any court or arbitrator or governmental or regulatory authority is required for the execution, delivery and performance by the Company and the Operating Partnership of each of the Transaction Documents to which each is a party, the issuance and sale of the Securities and compliance by the Company and the Operating Partnership with the terms thereof and the consummation of the transactions contemplated by the Transaction Documents, except as may be required under the laws of the 1933 Act, the 1933 Act Regulations or state securities and real estate syndication laws.

                  (xxi) The Company, the Operating Partnership and each of the Subsidiaries possess all licenses, certificates, permits and other authorizations issued by, and have made all declarations and filings with, the appropriate federal, state, local or foreign governmental or regulatory authorities that are necessary for the ownership or lease of their respective properties or the conduct of their respective businesses as described in the Prospectus, except where the failure to possess or make the same would not, individually or in the aggregate, have a Material Adverse Effect; and except as described in the Prospectus, none of the Company, the Operating Partnership nor any of the Subsidiaries has received notice of any revocation or modification of any such license, certificate, permit or authorization or has any reason to believe that any such license, certificate, permit or authorization will not be renewed in the ordinary course, except where such revocation or modification could not reasonably be expected to have a Material Adverse Effect.


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

                  (xxii) The documents incorporated or deemed to be incorporated by reference in the Prospectus, at the time it was or hereafter is filed with the Commission, complied and will comply in all material respects with the requirements of the 1934 Act and the rules and regulations of the Commission under the 1934 Act (the "1934 Act Regulations"), and, when read together with the other information in the Prospectus, at the time the Registration Statement became effective, as of the date hereof or during the period specified in
         Section 3(f) hereof, did not and will not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  (xxiii) No labor disturbance by or dispute with employees of the Company, the Operating Partnership or any of the Subsidiaries exists or, to the knowledge of the Company, is contemplated or threatened.

                  (xxiv) Except as otherwise disclosed in the Prospectus, (i) the Company, the operating Partnership and each of the Subsidiaries have good and marketable title in fee simple to, or have valid rights to lease or otherwise use, all Properties that are material to the respective businesses of the Company, the Operating Partnership and the Subsidiaries, except those that (a) do not materially and adversely affect the value of such property and do not materially interfere with the use made and proposed to be made of such Property by the Company, the Operating Partnership and the Subsidiaries or (b) could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, (ii) all liens, pledges, security interests, claims, defects, imperfections of title or any other encumbrances of any kind or nature (collectively, "Liens") that are required to be disclosed in the Form 10-K are disclosed therein, (iii) neither the Company nor, to the knowledge of the Company, any other party to any lease relating to any Property is in default under any such lease and the Company is not aware of any event that, with the giving of notice or the passage of time, or both, would constitute a default under any such lease, except in each case such defaults that would not, individually or in the aggregate, have a Material Adverse Effect; (iv) each of the leases pursuant to which all or any portion of the Properties are demised is in full force and effect and, except as set forth in the Form 10-K, no tenant thereunder has a right of first refusal to purchase the premises demised thereunder, except in each case with such exceptions as would not, individually or in the aggregate, have a Material Adverse Effect, (v) each of the Properties is in compliance with all applicable codes, laws and regulations (including, without limitation, building and zoning codes, laws and regulations), except for such failures to comply that would not, individually or in the aggregate, have a Material Adverse Effect, (vii) the Company does not have any knowledge of any pending or threatened condemnation, zoning change or other proceeding or action that will in any manner affect the size of, use of, improvements on, construction on or access to the real properties, except such proceedings or actions that would not, individually or in the aggregate, have a Material Adverse Effect, (viii) all Properties and buildings held under lease by the Company, the Operating Partnership or any of the Subsidiaries and described in the Form 10-K are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere in any material respect with the use made and proposed to be made of such Property and buildings by the Company, the Operating Partnership or the Subsidiaries, as the case may be; (ix) all real property is free of material structural defects and all material building systems contained therein are in good working order subject to ordinary wear and tear, except in each case as could not reasonably be expected to have a Material Adverse Effect.

                  (xxv) Except as disclosed in the Prospectus, (A) each Property, including, without limitation, the Environment (as defined below) associated with such Property, is free of any Hazardous Substance (as defined below), except for Hazardous Substances that would not have a

         Material Adverse Effect; (B) none of the Company, the Operating Partnership or any Subsidiary has caused or suffered to occur any Release (as defined below) of any Hazardous Substance into the Environment on, in, under or from any Property, and no condition exists on, in, under or, to the knowledge of the Company and the Operating Partnership, adjacent to any Property that is reasonably likely to result in the incurrence of material liabilities or any material violations of any Environmental Law (as defined below), give rise to the imposition of any Lien (as defined below) under any Environmental Law, or cause or constitute a health, safety or environmental hazard to any property, person or entity; (C) none of the Company, the Operating Partnership or any Subsidiary intends to use the properties or assets described in the Prospectus or any other real property for the purpose of handling, burying, storing, retaining, refining, transporting, processing, manufacturing, generating, producing, spilling, seeping, leaking, escaping, leaching, pumping, pouring, emitting, emptying, discharging, injecting, dumping, transferring or otherwise disposing of or dealing with a Hazardous Substance, except for materials utilized in the ordinary course of business of the properties, provided such use would not, in the ordinary course of business, give rise to liability under any Environmental Law; (D) none of the Company, the Operating Partnership or any Subsidiary has received any notice of a claim under or pursuant to any Environmental Law or under common law pertaining to Hazardous Substances on or originating from any Property; (E) none of the Company, the Operating Partnership or any Subsidiary has received any notice from any Governmental Authority (as defined below) claiming any violation of any Environmental Law; (F) no Property is included or, to the knowledge of the Company and the Operating Partnership, proposed for inclusion on the National Priorities List issued pursuant to CERCLA (as defined below) by the United States Environmental Protection Agency (the "EPA") or on the Comprehensive Environmental Response, Compensation, and Liability Information System database maintained by the EPA, and has not otherwise been identified by the EPA as a potential CERCLA removal, remedial or response site or included or, to the knowledge of the Company and the Operating Partnership, proposed for inclusion on, any similar list of potentially contaminated sites pursuant to any other Environmental Law and (G) there are no underground storage tanks located on or in any Property except where the presence thereof would not have a Material Adverse Effect.

                  As used herein, "Hazardous Substance" shall include, without limitation, any hazardous substance, hazardous waste, toxic substance, pollutant, solid waste or similarly designated materials, including, without limitation, oil, petroleum or any petroleum-derived substance or waste, asbestos or asbestos-containing materials, PCBs, pesticides, explosives, radioactive materials, dioxins, urea formaldehyde insulation or any constituent of any such substance, pollutant or waste, including any such substance, pollutant or waste identified or regulated under any Environmental Law (including, without limitation, materials listed in the United States Department of Transportation Optional Hazardous Material Table, 49 C.F.R. Section 172.101, as the same may now or hereafter be amended, or in the EPA's List of Hazardous Substances and Reportable Quantities, 40 C.F.R. Part 302, as the same may now or hereafter be amended); "Environment" shall mean any surface water, drinking water, ground water, land surface, subsurface strata, river sediment, buildings, structures, and ambient, workplace and indoor air; "Environmental Law" shall mean the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended (42 U.S.C. Section 9601 et seq.) ("CERCLA"), the Resource Conservation and Recovery Act of 1976, as amended (42 U.S.C. Section 6901 et seq.), the Clean Air Act, as amended (42 U.S.C. Section 7401 et seq.), the Clean Water Act, as amended (33 U.S.C. Section 1251 et seq.), the Toxic Substances Control Act, as amended (15 U.S.C. Section 2601 et seq.), the Occupational Safety and Health Act of 1970, as amended (29 U.S.C. Section 651 et seq.), the Hazardous Materials Transportation Act, as amended (49 U.S.C. Section 1801 et seq.), and all other federal, state and local laws, ordinances, regulations, rules, orders, decisions and permits relating to the protection of the environment or of human health from environmental effects;

         "Governmental Authority" shall mean any federal, state or local governmental office, agency or authority having the duty or authority to promulgate, implement or enforce any Environmental Law; "Lien" shall mean, with respect to any Property, any mortgage, deed of trust, pledge, security interest, lien, encumbrance, penalty, fine, charge, assessment, judgment or other liability in, on or affecting such Property; and "Release" shall mean any spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping, emanating or disposing of any Hazardous Substance into the Environment, including, without limitation, the abandonment or discard of barrels, containers, tanks (including, without limitation, underground storage tanks) or other receptacles containing or previously containing any Hazardous Substance or any release, emission, discharge or similar term, as those terms are defined or used in any Environmental Law.

                  (xxvi) The Company, the Operating Partnership and each of the Subsidiaries have timely paid all federal, state, local and foreign taxes and timely filed all tax returns required to be paid or filed through the date hereof (except (i) for taxes being contested in good faith and reserved against to the extent required by generally accepted accounting principles and (ii) in any case in which the failure to so file would not, individually or in the aggregate, have a Material Adverse Effect); and except as otherwise disclosed in the Prospectus, there is no tax deficiency that has been, or could reasonably be expected to be, asserted against the Company, the Operating Partnership or any of the Subsidiaries or any of their respective properties or assets.

                  (xxvii) None of the Company, the Subsidiaries, the Residential Development Corporations or the Operating Partnership, nor any of their trust managers, directors, officers or controlling persons, has taken or will take, directly or indirectly, any action resulting in a violation of Regulation M under the 1934 Act, or designed to cause or result under the 1934 Act or otherwise in, or which has constituted or which reasonably might be expected to constitute, the unlawful stabilization or manipulation of the price of any security of the Company or facilitation of the sale or resale of the Securities.

                  (xxviii) Title insurance in favor of the Company, the Operating Partnership or any of the Subsidiaries is maintained with respect to each of the Properties owned by the Company, the Operating Partnership or such Subsidiary in an amount at least equal to the cost of acquisition of such Property, except, in each case where the failure to maintain such title insurance would not have a Material Adverse Effect. Title insurance in favor of the mortgagee is maintained in an amount equal to the maximum commitment of the related loan.

                  (xxix) The Company, the Operating Partnership and each of the Subsidiaries have insurance covering their respective properties, operations, personnel and businesses, including business interruption, covering risks and in amounts that are commercially reasonable for the assets and properties owned by them and that are consistent with the types and amounts of insurance typically maintained by present owners of similar types of properties; and none of the Company, the Operating Partnership nor any of the Subsidiaries has (i) received notice from any insurer or agent of such insurer that capital improvements or other expenditures are required or necessary to be made in order to continue such insurance or (ii) any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage at reasonable cost from similar insurers as may be necessary to continue its business.

                  (xxx) The Company, the Operating Partnership and each of the Subsidiaries maintain systems of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to books and records is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                  (xxxi) None of the Company, the Operating Partnership nor any of the Subsidiaries nor, to the knowledge of the Company, any trust manager, director, officer, agent, employee or other person associated with or acting on behalf of the Company, the Operating Partnership or any of the Subsidiaries has (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (iii) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977; or (iv) made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment.

                  (xxxii) On and immediately after the Closing Date, the Company (after giving effect to the issuance of the Securities and the other transactions related thereto as described in the Prospectus) will be Solvent. As used in this paragraph, the term "Solvent" means, with respect to a particular date, that on such date (i) the present fair market value (or present fair saleable value) of the assets of the Company, and its consolidated Subsidiaries is not less than the total amount required to pay the liabilities of the Company and its consolidated subsidiaries on its total existing debts and liabilities (including contingent liabilities) as they become absolute and matured;
         (ii) the Company is able to realize upon its assets and pay its debts and other liabilities, contingent obligations and commitments as they mature and become due in the normal course of business; (iii) assuming consummation of the issuance of the Securities as contemplated by this Agreement and the Prospectus, the Company is not incurring debts or liabilities beyond its ability to pay as such debts and liabilities mature; (iv) the Company is not engaged in any business or transaction, and does not propose to engage in any business or transaction, for which its property would constitute unreasonably small capital after giving due consideration to the prevailing practice in the industry in which the Company is engaged; and (v) none of the Company, the Operating Partnership nor any of the Subsidiaries is a defendant in any civil action that would result in a judgment that the Company is or would become unable to satisfy.

                  (xxxiii) No forward-looking statement (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) contained in the Prospectus has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith.

                  (xxxiv) Nothing has come to the attention of the Company that has caused the Company to believe that the statistical and market-related data included or incorporated by reference in the Prospectus is not based on or derived from sources that are reliable and accurate in all material respects.

                  (xxxv) The Operating Partnership has received from Arthur Andersen LLP on March 19, 2002 a letter concerning its audit quality controls in connection with its audits of the financial statements of the Operating Partnership and its consolidated Subsidiaries, including representations regarding the continuity of Arthur Andersen LLP's personnel working on the audit, the availability of national office consultation and the availability of personnel at foreign affiliates of Arthur Andersen LLP to conduct relevant portions of the audit (the "Representation Letter") and such letter has not been rescinded and the Company and the Operating Partnership have no reason to believe that the representations in such letter are not true and correct in all respects.

         (b) Officer's Certificates. Any certificate signed by any officer of the Company, or any authorized representative of the Operating Partnership or any of their Subsidiaries delivered to the Placement Agent or to counsel for the Placement Agent shall be deemed a representation and warranty by such person or entity, as the case may be, to the Placement Agent as to the matters covered thereby.

         SECTION 2. Placement Agent Fees.

         (a) On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company agrees to pay Merrill Lynch a fee (the "Fee"), based upon the aggregate amount of Securities sold, as calculated in accordance with the provisions of this Section for its services pursuant to this Agreement. The Fee will equal to 2.00% of the purchase price of all Securities sold to the Purchaser.

         (b) On the date in which the Purchaser purchases the Securities from the Company in accordance with this Agreement (the "Closing Time"), the Company shall pay the Fee to the Placement Agent in cash by wire transfer of immediately available funds to a bank account designated by the Placement Agent.

         SECTION 3. Covenants of the Company. Each of the Company and the Operating Partnership covenants with the Placement Agent as follows:

         (a) Compliance with Securities Regulations and Commission Requests. The Company will notify the Placement Agent immediately, and confirm the notice in writing, (i) when any post-effective amendment to the Registration Statement shall become effective, or any supplement to the Prospectus or any amended Prospectus shall have been filed, (ii) of the receipt of any comments from the Commission, (iii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information, and (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any preliminary prospectus, or of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes. The Company will promptly effect the filings necessary pursuant to Rule 424(b) and will take such steps as it deems necessary to ascertain promptly whether the form of prospectus transmitted for filing under Rule 424(b) was received for filing by the Commission and, in the event that it was not, it will promptly file such prospectus. The Company will make every reasonable effort to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible moment.

         (b) Continued Compliance with Securities Laws. The Company will comply with the 1933 Act and the 1933 Act Regulations and the 1934 Act and the 1934 Act Regulations so as to permit the completion of the distribution of the Securities as contemplated in this Agreement and in the Prospectus. If at any time when a prospectus is required by the 1933 Act to be delivered in connection with sales of the Securities, any event shall occur or condition shall exist as a result of which it is necessary, in the opinion of counsel for the Placement Agent or for the Company, to amend the Registration Statement or amend or supplement the Prospectus in order that the Prospectus will not include any untrue statements of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, or if it shall be necessary, in the opinion of such counsel, at any such time to amend the Registration Statement or amend or supplement the Prospectus in order to comply with the requirements of the 1933 Act or the

1933 Act Regulations, the Company will promptly prepare and file with the Commission such amendment or supplement as may be necessary to correct such statement or omission or to make the Registration Statement or the Prospectus comply with such requirements, and the Company will furnish to the Placement Agent such number of copies of such amendment or supplement as the Placement Agent may reasonably request.

         (c) Blue Sky Qualifications. The Company will use its commercially reasonable efforts, in cooperation with the Placement Agent, to qualify the Securities for offering and sale under the applicable securities laws of such states and other jurisdictions (domestic or foreign) as the Placement Agent may designate and to maintain such qualifications in effect for a period of not less than one year from the later of the effective date of the Registration Statement and any Rule 462(b) Registration Statement; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject. In each jurisdiction in which the Securities have been so qualified, the Company will file such statements and reports as may be required by the laws of such jurisdiction to continue such qualification in effect for a period of not less than one year from the effective date of the Registration Statement and any Rule 462(b) Registration Statement.

         (d) Rule 158. The Company will timely file such reports pursuant to the 1934 Act as are necessary in order to make generally available to its securityholders as soon as practicable an earnings statement for the purposes of, and to provide the benefits contemplated by, the last paragraph of Section 11(a) of the 1933 Act.

         (e) Reporting Requirements. The Company, during the period when the Prospectus is required to be delivered under the 1933 Act or the 1934 Act, will file all documents required to be filed with the Commission pursuant to the 1934 Act within the time periods required by the 1934 Act and the 1934 Act Regulations.

         (f) Use of Proceeds. The Company will use the net proceeds received by it from the sale of the Securities in the manner specified in the Prospectus under "Use of Proceeds."

         (g) REIT Qualification. The Company will use its best efforts to continue to meet the requirements to qualify as a "real estate investment trust" under the Code for each of its taxable years for so long as the Board of Trust Managers deems it in the best interests of the Company's shareholders to remain so qualified.

         (h) Listing. The Company will use its best efforts to effect the listing of the Securities and the Common Shares issuable on conversion of the Securities on the New York Stock Exchange.

         (i) Reservation of Common Shares. The Company will reserve and keep available at all times, free of preemptive or other similar rights, a sufficient number of Common Shares for the purpose of enabling the Company to satisfy any obligations to issue such shares upon conversion of the Securities.

         (j) No Manipulation of Market for Securities. Except for the authorization of actions permitted to be taken by the Placement Agent as contemplated herein or in the Prospectus, neither the Company nor the Operating Partnership will (a) take, directly or indirectly, any action designed to cause or to result in, or that might reasonably be expected to constitute, the unlawful stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities, and (b) until the Closing Time, (i) sell, bid for or purchase the Securities or pay any person any compensation for soliciting purchases of the Securities or (ii) pay or agree to pay to any person any compensation for soliciting another to purchase any other securities of the Company.

         SECTION 4. Payment of Expenses.

         (a) Expenses. The Company will pay or cause to be paid all expenses incident to the performance of its obligations under this Agreement, including
(i) the preparation, printing and filing of the Registration Statement (including financial statements and exhibits) and each amendment thereto, (ii) the preparation and delivery to the Placement Agent of this Agreement and such other documents as may be required in connection with the offering, purchase, sale, issuance or delivery of the Securities, (iii) the fees and disbursements of the Company's counsel, accountants and other advisors, (iv) the qualification of the Securities under securities laws in accordance with the provisions of
Section 3(c) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Placement Agent in connection therewith and in connection with the preparation of the Blue Sky Survey and any supplement thereto, (v) the printing and delivery to the Placement Agent of copies of the Prospectus and any amendments or supplements thereto, (vi) the fees and expenses of any transfer agent or registrar for the Securities and (vii) the fees and expenses incurred in connection with the listing of the Securities on the New York Stock Exchange. It is understood, however, that the Placement Agent will pay all fees and disbursements of their counsel in connection with this Agreement.

         (b) Termination of Agreement. If this Agreement is terminated by the Placement Agent in accordance with the provisions of Section 5 or Section 9(a), the Company shall reimburse the Placement Agent for all of its out-of-pocket expenses, including the reasonable fees and disbursements of counsel for the Placement Agent.

         SECTION 5. Conditions of Placement Agent's Obligations. The obligations of the Placement Agent hereunder are subject to the accuracy of the representations and warranties of the Company and the Operating Partnership contained in Section 1 hereof or in certificates of any officer or authorized representative of the Company or the Operating Partnership delivered pursuant to the provisions hereof, to the performance by the Company or the Operating Partnership of its covenants and other obligations hereunder, and to the following further conditions:

         (a) Effectiveness of Registration Statement. The Registration Statement, including any Rule 462(b) Registration Statement, is effective and at Closing Time no stop order suspending the effectiveness of the Registration Statement shall have been issued under the 1933 Act or proceedings therefor initiated or threatened by the Commission, and any request on the part of the Commission for additional information shall have been complied with to the reasonable satisfaction of counsel to the Placement Agent. A prospectus supplement shall have been filed with the Commission in accordance with Rule 424(b).

         (b) Legal Opinions. At Closing Time, you shall have received:

                  (i) The favorable opinion, dated as of Closing Time, of Shaw Pittman LLP, counsel for each of the Company, the Operating Partnership and the Significant Subsidiaries in form and substance reasonably satisfactory to your counsel, substantially in the form attached hereto as Annex A.

                  (ii) The favorable opinion, dated as of Closing Time, of Shaw Pittman LLP, counsel for the Company, regarding REIT qualification, in form and substance reasonably satisfactory to your counsel, substantially in the form attached hereto as Annex B.

                  (iii) The favorable opinion, dated as of Closing Time, of Hogan & Hartson L.L.P., and the favorable 10b-5 letter of Cahill Gordon & Reindel, your counsel, with respect to such matters as you may reasonably request, and such counsel shall have received such documents and information as they may reasonably request to enable them to pass upon such matters.

         (c) Officers' Certificates. At Closing Time, there shall not have been, since the date hereof or since the respective dates as of which information is given in the Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company, the Operating Partnership and the Subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, and the Placement Agent shall have received a certificate of the Chief Executive Officer, President and Chief Operating Officer, President, Investments and Chief Investment Officer or a Executive or Senior Vice President and the chief financial or accounting officer of each of the Company and CGP, Inc., dated as of Closing Time, to the effect that (i) there has been no such material adverse change, (ii) the representations and warranties in Section 1(a) hereof are true and correct with the same force and effect as though expressly made at and as of Closing Time and (iii) each of the Company and the Operating Partnership has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to Closing Time, and (iv) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or are contemplated by the Commission.

         (d) Accountant's Comfort Letter. At the Closing Time, the Placement Agent shall have received from Arthur Andersen LLP a letter dated such date, in form and substance satisfactory to the Placement Agent, containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained or incorporated by reference in the Registration Statement and the Prospectus.

         (e) Representation Letter. On the Closing Date, the Representation Letter of Arthur Andersen LLP shall not have been rescinded and the Company and the Operating Partnership shall have no reason to believe that the representations in such letter are not true and correct in all respects.

         (f) Approval of Listing. At Closing Time, the Securities and the Common Shares issuable upon conversion of the Securities shall have been approved for listing on the New York Stock Exchange, subject only to official notice of issuance.

         (g) Filing of Statement of Designation. At or before the Closing Time, the Company shall have filed the Statement of Designations with the County Clerk of Tarrant County, Texas.

         (h) Waiver of Preferred Shares Ownership Limit and Common Shares Ownership Limit. At or before the Closing Time, the Board of Trust Managers of the Company shall have approved a resolution waiving any violation of the Preferred Shares Ownership Limit and Common Shares Ownership Limit because of the issuance of the Securities.

         (i) Additional Documents. At Closing Time counsel for the Placement Agent shall have been furnished with such documents as they may reasonably require for the purpose of enabling them to pass upon the issuance and sale of the Securities as herein contemplated, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company in connection with the issuance and sale of the Securities as herein contemplated shall be reasonably satisfactory in form and substance to the Placement Agent and counsel for the Placement Agent.

         (j) Termination of Agreement. If any condition specified in this
Section 5 shall not have been fulfilled when and as required to be fulfilled, this Agreement may be terminated by the Placement Agent by notice to the Company at any time at or prior to Closing Time and such termination shall be without liability of any party to any other party except as provided in Section 4 and except that Sections 1, 6, 7, 8 and 12 shall survive any such termination and remain in full force and effect.

         SECTION 6. Indemnification.

         (a) Indemnification of Placement Agent. Each of the Company and the Operating Partnership agrees, jointly and severally, to indemnify and hold harmless the Placement Agent and each person, if any, who controls the Placement Agent within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, and any director, officer, employee or affiliate thereof as follows:

                  (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact included in any preliminary prospectus or the Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided any such settlement is effected with the written consent of the Company and the Operating Partnership; and

                  (iii) against any and all expense whatsoever, as incurred (including the fees and disbursements of counsel chosen by the Placement Agent), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above;

provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by the Placement Agent expressly for use in the Registration Statement (or any amendment thereto) or the Prospectus (or any amendment or supplement thereto).

         (b) Indemnification of Company, Operating Partnership, Trust Managers, Directors and Officers. The Placement Agent severally agrees to indemnify and hold harmless the Company and the Operating Partnership, each person, if any, who controls the Company and the Operating Partnership within the meaning of
Section 15 of the 1933 Act or Section 20 of the 1934 Act, and any officer, director, trust manager, employee or affiliate thereof, against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto) or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by the Placement Agent expressly for use in the Registration Statement (or any amendment thereto) or the Prospectus (or any amendment or supplement thereto).

         (c) Actions against Parties; Notification. Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. In the case of parties indemnified pursuant to Section 6(a) above, counsel to the indemnified parties shall be selected by the Placement Agent, and, in the case of parties indemnified pursuant to Section 6(b) above, counsel to the indemnified parties shall be selected by the Company. An indemnifying party may participate at its own expense in the defense of any such action; provided, however, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 6 or Section 7 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

         SECTION 7. Contribution. If the indemnification provided for in Section 6 hereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Operating Partnership on the one hand and the Placement Agent on the other hand from the offering of the Securities pursuant to this Agreement or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Operating Partnership on the one hand and of the Placement Agent on the other hand in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

         The relative benefits received by the Company and the Operating Partnership on the one hand and the Placement Agent on the other hand in connection with the offering of the Securities pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Securities pursuant to this Agreement (before deducting expenses) received by the Company and the Fee received by the Placement Agent.

         The relative fault of the Company and the Operating Partnership on the one hand and the Placement Agent on the other hand shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or the Operating Partnership or by the

Placement Agent and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

         The Company, the Operating Partnership and the Placement Agent agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 7. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 7 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

         Notwithstanding the provisions of this Section 7, the Placement Agent shall not be required to contribute any amount in excess of the amount by which the total price at which the Securities placed by it exceeds the amount of any damages which the Placement Agent has otherwise been required to pay by reason of any such untrue or alleged untrue statement or omission or alleged omission.

         No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

         For purposes of this Section 7, each person, if any, who controls the Placement Agent within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Placement Agent, and each trust manager of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Company. For purposes of this Section 7, the Company and the Operating Partnership shall be deemed one party, jointly and severally liable for any obligations hereunder.

         SECTION 8. Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement or in certificates of officers of the Company or CGP, Inc., as general partner of the Operating Partnership submitted pursuant hereto, shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of the Placement Agent or controlling person, or by or on behalf of the Company or the Operating Partnership, and shall survive delivery of the Securities to the Purchasers.

         SECTION 9. Termination of Agreement.

         (a) Termination; General. The Placement Agent may terminate this Agreement, by notice to the Company, at any time at or prior to Closing Time (i) if there has been, since the time of execution of this Agreement or since the respective dates as of which information is given in the Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company, the Operating Partnership and any of the Subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, or (ii) if there has occurred any material adverse change in the financial markets in the United States, any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions, in each case the effect of which is such as to make it, in the judgment of the Placement Agent, impracticable or inadvisable to market the Securities or to enforce contracts for the sale of the Securities, or (iii) if trading in any securities of the Company has been suspended or materially limited by the Commission or the New York

Stock Exchange, or if trading generally on the American Stock Exchange or the New York Stock Exchange or in the Nasdaq National Market has been suspended or materially limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by any of said exchanges or by such system or by order of the Commission, the National Association of Securities Dealers, Inc. or any other governmental authority, or a material disruption has occurred in commercial banking or securities settlement or clearance services in the United States, or (iv) if a banking moratorium has been declared by either Federal or New York authorities.

         (b) Liabilities. If this Agreement is terminated pursuant to this Section, such termination shall be without liability of any party to any other party except as provided in Section 4 hereof, and provided further that Sections 1, 6, 7, 8 and 12 shall survive such termination and remain in full force and effect.

         SECTION 10. Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Placement Agent shall be directed to Merrill Lynch & Co. at 4 World Financial Center, 26th Floor, New York, New York 10080, attention of John Case; notices to the Company and the Operating Partnership shall be directed to it at 777 Main Street, Suite 2100, Forth Worth, Texas, 76102, attention of John C. Goff, Chief Executive Officer.

         SECTION 11. Parties. This Agreement shall each inure to the benefit of and be binding upon the Placement Agent, the Company and the Operating Partnership and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the Placement Agent, the Company and the Operating Partnership and their respective successors and the controlling persons and officers, trust managers and directors referred to in Sections 6 and 7 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the Placement Agent, the Company, the Operating Partnership and their respective successors, and said controlling persons and officers, trust managers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Securities from any Placement Agent shall be deemed to be a successor by reason merely of such purchase.

         SECTION 12. GOVERNING LAW AND TIME. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN SAID STATE. UNLESS OTHERWISE EXPLICITLY PROVIDED, SPECIFIED TIMES OF DAY REFER TO NEW YORK CITY TIME.

         SECTION 13. Effect of Headings. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

         If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement among the Placement Agent, the Company and the Operating Partnership in accordance with its terms.

                                   Very truly yours,

                                   CRESCENT REAL ESTATE EQUITIES COMPANY


                                   By:   /s/ Jerry R. Crenshaw, Jr.
                                         ---------------------------------------
                                         Name: Jerry R. Crenshaw, Jr.
                                         Title: Senior Vice President and Chief
                                                Financial Officer


                                   CRESCENT REAL ESTATE EQUITIES LIMITED
                                   PARTNERSHIP

                                   By:  Crescent Real Estate Equities, Ltd.,
                                        its General Partner


                                   By:   /s/ Jerry R. Crenshaw, Jr.
                                         ---------------------------------------
                                         Name: Jerry R. Crenshaw, Jr.
                                         Title: Senior Vice President and Chief
                                                Financial Officer




CONFIRMED AND ACCEPTED,
         as of the date first above written:

MERRILL LYNCH & CO.
MERRILL LYNCH, PIERCE, FENNER & SMITH
            INCORPORATED



By: /s/ John Case
    ---------------------------------------
        Authorized Signatory

                                   SCHEDULE 1

                            SIGNIFICANT SUBSIDIARIES

Name                                                Jurisdiction of Organization
----                                                ----------------------------
CRE Management I Corp.                              Delaware
CRE Management II Corp.                             Delaware
CRE Management III Corp.                            Delaware
CRE Management VIII, LLC                            Delaware
CRE Management IX, LLC                              Delaware
Crescent Real Estate Equities Limited Partnership   Delaware
Crescent Real Estate Equities, Ltd.                 Delaware
Crescent Real Estate Funding I, L.P.                Delaware
Crescent Real Estate Funding II, L.P.               Delaware
Crescent Real Estate Funding III, L.P.              Delaware
Crescent Real Estate Funding VIII, L.P.             Delaware
Crescent Real Estate Funding IX, L.P.               Delaware

                        [Annexes Intentionally Omitted]